UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 10, 2005

Affordable Residential Communities Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-31987	84-1477939
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 Grant Street, Suite 900, Denver, Colorado, 80203

(Address of Principal Executive Offices)  (Zip Code)

Registrant’s Telephone Number, Including Area Code:   303-383-7500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02   Results of Operations and Financial Condition.

On July 26, 2005, Affordable Residential Communities Inc. (the “Company”) issued a press release announcing the Company’s results of operations for the second quarter of 2005.  The press release is attached hereto as Exhibit 99.1.  The Second Quarter 2005 Earnings Release and Supplemental Operating and Financial Data, upon which the data contained in the Press Release is in part based, is attached hereto as Exhibit 99.2.

Exhibits 99.1 and 99.2 to this Form 8-K contain non-GAAP financial measures, including funds from operations available to common stockholders (‘FFO”), real estate net segment income and FFO per share, and a related reconciliation to net loss, net loss and net loss per share, the most directly comparable GAAP measures, respectively.

Management uses these non-GAAP financial measures because they provide meaningful information regarding the Company’s operating performance and they facilitate management’s comparisons to the Company’s historical operating results.  The Company believes that these non-GAAP financial measures also can be useful to investors in facilitating comparisons to the Company’s historical operating results.

These non-GAAP financial measures are not prepared in accordance with generally accepted accounting principles and may be different from non-GAAP financial measures used by other companies.  Non-GAAP financial measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP.

The Press Release and Supplemental Presentation contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The forward-looking statements contained therein are subject to certain risks and uncertainties including, but not limited to, statements about the Company’s plans, objectives, expectations and intentions and other statements that are not historical facts. Actual results may differ materially from those set forth in the forward-looking statements. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: general risks affecting the real estate industry; the Company’s ability to maintain or increase rental rates and occupancy with respect to properties currently owned; the Company’s assumptions on rental home and home sales and financing activity; completion of pending acquisitions and sales, if any, and timing with respect thereto; the Company’s growth and expansion into new markets or successful integration of acquisitions; and the effect of interest rates. Additional factors that could cause the Company’s results to differ materially from those described in the forward-looking statements can be found in the Company’s 2004 Annual Report on Form 10-K (included under the heading “Forward-Looking Statements”), and in the Company’s Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission (“SEC”) and available at the SEC’s internet site (http://www.sec.gov). The forward-looking statements contained in the Press Release and Supplemental Presentation speak only as of the date thereof, and the Company assumes no obligation to update the forward-looking statements or update the reasons why actual results could differ from those contained in the forward-looking statements.

Item 9.01.  Financial Statements and Exhibits.

(c)                                  Exhibits.

Exhibit Number	Description

Exhibit 99.1	Press Release concerning the Company’s results of operations for the second quarter of 2005.
Exhibit 99.2	Second Quarter 2005 Earnings Release and Supplemental Operating and Financial Data.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:         July 29, 2005

AFFORDABLE RESIDENTIAL COMMUNITIES INC.

By:	/s/ Scott L. Gesell
Scott L. Gesell
Executive Vice President

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 99.1	Press Release concerning the Company’s results of operations for the second quarter of 2005.
Exhibit 99.2	Second Quarter 2005 Earnings Release and Supplemental Operating and Financial Data.